EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jamie Arthur Lewin, of Dussault Apparel Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Dussault Apparel Inc. for the three month period ended July 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dussault Apparel Inc.

Date: September 19, 2007

/s/ Jamie Arthur Lewin

Jamie Arthur Lewin

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

CW1425312.1